THE PRUDENTIAL SERIES FUND

Supplement dated August 25, 2006 to the Prospectus dated May 1, 2006

This supplement sets forth certain changes to the prospectus of The Prudential Series Fund (the “Fund”) dated May 1, 2006 with respect to the indicated Portfolios of the Fund.  The Portfolios discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the Fund’s Prospectus and should be retained for future reference.

I. Changes to Investment Policies

Effective on or about August 25, 2006, selected investment policies for certain Portfolios of the Fund will change. The changes are specifically discussed below:

SP Strategic Partners Focused Growth Portfolio. The number of securities that may be held by the portion of the Portfolio subadvised by AllianceBernstein is increased. To reflect this change, the indicated sections of the Prospectus are revised as follows:

The explanation of the Portfolio’s investment strategies appearing in the section of the Prospectus entitled “Investment Objectives and Principal Strategies of the Portfolios—SP Strategic Partners Focused Growth Portfolio is deleted and replaced with the following:

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein, L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

The second and third paragraphs of the section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—Investment Objectives and Policies—SP Strategic Partners Focused Growth Portfolio” are deleted and replaced with the following:

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

SP PIMCO Total Return Portfolio. The permitted amount of Portfolio assets that may be invested in foreign securities is increased. To reflect this change, the third paragraph of the section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—Investment Objectives and Policies—SP PIMCO Total Return Portfolio” is deleted and replaced with the following:

The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Diversified Conservative Growth Portfolio.
Equity Portfolio
Jennison Portfolio

Jennison 20/20 Focus Portfolio.

Natural Resources Portfolio

Value Portfolio

The disclosure for each Portfolio pertaining to American Depositary Receipts (ADRs) is hereby revised to state that for the purpose of investing in foreign securities, as permitted for each Portfolio, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

II. Market Capitalization Definition Changes

Effective on or about August 25, 2006, the market capitalization definitions utilized by certain of the Fund’s Portfolios in connection with their investment policies will change. We use market capitalization ranges for the relevant index as of the time of a security’s purchase. The changes are specifically set out in the following table:

Portfolio Name	Current Definition	New Definition
Equity Portfolio	Major established companies are those with over $5 billion in market capitalization.	The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000 Index.
SP Davis Value Portfolio	The Portfolio invests primarily in stocks of U.S. companies with market capitalizations of at least $5 billion.	The Portfolio invests primarily in stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.
SP Small Cap Value Portfolio

The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months.

The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index.
SP Mid-Cap Growth Portfolio

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment.

The Portfolio generally defines medium market capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell Midcap Growth Index.
SP Large Cap Value Portfolio	The Portfolio generally defines large capitalization companies as those with a total market capitalization of at least $5 billion or more.	The Portfolio generally defines large capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.
SP Prudential U.S. Emerging Growth Portfolio

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap Growth Index.

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III. Benchmark Index Changes

Natural Resources Portfolio. Effective on or about August 25, 2006, the Lipper Natural Resources Fund Index is added as a supplemental benchmark index. To reflect the change, the table of average annual total returns appearing in the section of the Prospectus entitled “Evaluating Performance” is hereby replaced with the following:

Natural Resources Portfolio

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class I Shares	55.91%	23.74%	18.78%	N/A
Class II Shares	N/A	N/A	N/A	50.56%
S&P 500 Index***	4.91%	0.54%	9.07%	9.28%
Lipper Natural Resources Fund Index****	46.37%	15.18%	14.80%	37.48%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average*****	37.38%	16.90%	13.04%	42.26%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**Returns of Portfolios in existence for less than one year are not annualized. Portfolio (Class I) inception: 5/1/88. Portfolio (Class II) inception: 4/28/05.

***The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

****The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

*****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

Diversified Conservative Growth Portfolio. Effective on or about August 25, 2006, the current Diversified Conservative Growth Custom Blended Index utilized by the Portfolio will change. The Portfolio is changing the benchmark to create a more neutral custom blend for performance comparison purposes while retaining the underlying 40/60 split between stocks and bonds. To reflect the change, the table of average annual total returns appearing in the section of the Prospectus entitled “Evaluating Performance” is hereby replaced with the following:

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Diversified Conservative Growth Portfolio

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (5/3/99)
Class I Shares	7.04%	6.10%	6.06%
S&P 500 Index**	4.91%	0.54%	0.54%
Prior Diversified Conservative Growth Custom Blended Index***	3.56%	5.42%	4.83%
Diversified Conservative Growth Custom Blended Index****	4.00%	4.49%	4.61%
Lipper Variable Insurance Products (VIP) Income Funds Average*****	4.13%	5.08%	4.40%

*The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed.  These returns do not include the effect of any investment management expenses.   These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Prior Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%).  These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

**** The Diversified Conservative Growth Custom Blended Index consists of the Russell 3000 Index (40%) and the Lehman Brothers Aggregate Index (60%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.  The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

*****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products.  The returns are net of investment fees and fund expenses but not product charges.  These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

IV. New Portfolio Manager: Government Income Portfolio

Effective on or about August 25, 2006, Peter Cordrey is a co-portfolio manager of the Government Income Portfolio. To reflect this change, the section of the Prospectus entitled “How the Fund is Managed—Investment Subadvisers—Portfolio Managers—Government Income Portfolio” is hereby deleted and replaced with the following:

Robert Tipp, Richard Piccirillo and Peter Cordrey of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential

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Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s Global Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

Peter Cordrey is Managing Director and Head of PIM-Fixed Income’s Global Liquidity Team, the group responsible for managing U.S. government and foreign government securities, mortgage-backed securities, U.S. agencies and fixed-income derivative products. He has managed the Portfolio since 2006. Mr. Cordrey specializes in government products, including agencies, as well as futures, interest rates, and swaps. Prior to joining Prudential Financial in 1996, he traded Treasuries, agencies and STRIPs for nine years as a Director of Government Securities at Merrill Lynch. Mr. Cordrey also worked as the head trader on the zero coupon desk at Lehman Brothers for two years. He received an AB in Economics from Princeton University and an MBA in Finance from Columbia University.

V. Portfolio Manager: Equity Portfolio

Kevin Caliendo is no longer a portfolio manager for the portion of the Portfolio subadvised by Salomon Brothers Asset Management, Inc. All references to Mr. Caliendo are hereby deleted.

VI. New Portfolio Name & New Subadviser: SP LSV International Value Portfolio

The name of the Portfolio will change on or about November 13, 2006 to SP International Value Portfolio. Effective on or about November 13, 2006, all references to SP LSV International Value Portfolio are replaced by references to SP International Value Portfolio.

Effective on or about November 17, 2006, Thornburg Investment Management, Inc. (“Thornburg”) will join LSV Asset Management (“LSV”) as a subadviser to the SP International Value Portfolio.

To reflect the addition of Thornburg as a subadviser, the indicated sections of the Prospectus are revised effective on or about November 17, 2006:

The section of the Prospectus entitled “Investment Objectives and Principal Strategies of the Portfolios” is hereby revised by deleting the discussion pertaining to the SP International Value Portfolio and substituting the following:

SP International Value Portfolio

Investment Objective: long-term capital appreciation

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg).

The section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest” is hereby revised by deleting the discussion pertaining to the SP International Value Portfolio and substituting the following:

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SP International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation . While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The principal focus is on traditional or "basic" value stocks. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

•      Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

•      Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.

•      Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic

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structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

• Convertible securities.
• Warrants.
• Foreign securities.
• Options (on stock, debt, stock indices, foreign currencies, and futures).
• Futures contracts.
• Forward foreign currency exchange contracts.
• Interest rate swaps.
• Loan participations.
• Reverse repurchase agreements.
• Dollar rolls.
• When-issued and delayed delivery securities
• Short sales.
• Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is co-managed by LSV and Thornburg. LSV is responsible for managing approximately 60% of the Portfolio, and Thornburg is responsible for managing approximately 40% of the Portfolio.

The section of the Prospectus entitled “How the Fund is Managed—Investment Subadvisers” is hereby revised by deleting the information pertaining to LSV and substituting the following:

LSV Asset Management (LSV) serves as the subadviser for a portion of the SP International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

The section of the Prospectus entitled “How the Fund is Managed—Investment Subadvisers” is hereby revised by adding the following information pertaining to Thornburg:

Thornburg Investment Management, Inc. (“Thornburg”), 119 East Marcy Street, Santa Fe, New Mexico 87501, serves as the subadviser for a portion of the SP International Value Portfolio. Thornburg is an independent, employee-owned investment management firm. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. Thornburg advises the Thornburg family of mutual funds and manages separate portfolios for select individuals and institutions. As of March 31, 2006, Thornburg had approximately $22.5 billion in assets under management.

The section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers” is hereby revised by deleting the information pertaining to the SP LSV International Value Portfolio and substituting the following:

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SP International Value Portfolio

The LSV segment of the Portfolio is co-managed by Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok, Vishny and Vermeulen have managed the LSV portion of the Portfolio since LSV became a subadviser to the Portfolio in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

The portfolio managers responsible for the day-to-day management of the Thornburg portion of the SP International Value Portfolio are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg , and Lei Wang, CFA, also a Managing Director of Thornburg, who serve as co-portfolio managers..

Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

VII. New Portfolio Name & New Subadviser: SP William Blair International Growth Portfolio

The name of the Portfolio will change on or about November 13, 2006 to SP International Growth Portfolio. Effective on or about November 13, 2006, all references to SP William Blair International Growth Portfolio are replaced by references to SP International Growth Portfolio.

Effective on or about November 17, 2006, Marsico Capital Management LLC (“Marsico”) will join William Blair & Company LLC (“William Blair”) as a subadviser to the SP International Growth Portfolio.

To reflect the addition of Marsico as a subadviser, the indicated sections of the Prospectus are revised effective on or about November 17, 2006:

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The section of the Prospectus entitled “Investment Objectives and Principal Strategies of the Portfolios—SP International Value Portfolio” is hereby revised by deleting the existing information and substituting the following:

SP International Growth Portfolio

Investment Objective: long-term growth of capital

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.  This Portfolio is advised by William Blair & Company LLC and Marsico Capital Management LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	leveraging risk
•	management risk
•	market risk
•	growth stock risk
•	portfolio turnover risk

The section of the Prospectus entitled “More Detailed Information on How the Portfolios Invest—Investment Objectives and Principal Strategies—SP International Growth Portfolio” is hereby revised by deleting all information are substituting the following:

SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

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The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the portfolio, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of

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principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is co-managed by William Blair and Marsico. William Blair is responsible for managing approximately 90% of the Portfolio, and Marsico is responsible for managing approximately 10% of the Portfolio.

The section of the Prospectus entitled “How the Fund is Managed—Investment Subadvisers” is hereby revised by deleting the information pertaining to William Blair and substituting the following:

William Blair & Company LLC (William Blair) serves as the subadviser for a portion of the SP International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

The section of the Prospectus entitled “How the Fund is Managed—Investment Subadvisers” is hereby revised by deleting the information pertaining to Thornburg and substituting the following:

Marsico Capital Management, LLC (Marsico), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio and a portion of the SP International Growth Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico

The section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers” is hereby revised by deleting the information pertaining to the SP William Blair International Growth Portfolio and substituting the following:

SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

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James G. Gendelman is the portfolio manager for the segment of the Portfolio managed by Marsico. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor’s degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

VIII. Portfolio Managers: SP Asset Allocation Portfolios

The section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers” is supplemented effective on or about September 15, 2006 by adding the following information pertaining to the SP Asset Allocation Portfolios:

PI uses a team to manage each of the SP Asset Allocation Portfolios (the “Portfolios”). The portfolio managers of the Asset Allocation Team with overall responsibility for determining the asset allocation strategy of the Portfolios are listed below.

Christopher D. Piros, Ph.D., CFA, a member of the Asset Allocation Team, has overall responsibility for the management of the Portfolios. Dr. Piros also directs the capital market, investment strategy, and economic research functions of PI’s Strategic Investment Research Group (“SIRG”). Prior to joining Prudential, he was a Senior Vice President and Portfolio Manager with MFS Investment Management (1989-2000) and an Executive-in-Residence at the Boston University School of Management (2001-2002). He has also served on the finance faculty of Duke University’s Fuqua School of Business. He is a graduate of Northwestern University and holds a Ph.D. in Economics from Harvard University.

Michael Lenarcic, PhD, is a member of the Asset Allocation Team. In addition to serving as a portfolio manager for the Portfolios, Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a vice president at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

Ted Lockwood is a member of the Asset Allocation Team. In addition to serving as a portfolio manager for the Portfolios, Ted is a Managing Director of QMA. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

James G. Russell, CIMA, CFA, is head of the Investment Research Team. In addition to serving as a portfolio manager for the Portfolios, Mr. Russell has overall responsibility for PI’s investment research efforts. Prior to joining Prudential Investments in 2000, Mr. Russell managed the asset management and asset allocation businesses at Diversified Investment Advisors, a $60 billion institutional asset management firm, and managed a division of Evaluation Associates Incorporated, a national investment management consulting organization. He is a graduate of Colgate University.

IX. Fees and Expenses

The section of the Prospectus entitled “Fees And Expenses Of The Portfolios” is hereby revised by deleting footnote (3) to the table titled “Class I Shares--Annual Fund Operating Expenses” and substituting new footnote (3) as set forth below:

(3) Effective as of July 1, 2006, Prudential Investments LLC has voluntarily agreed waive a portion of its management fee and/or limit total expenses (expressed as a

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percentage of total assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
Conservative Balanced	Limit Portfolio expenses to 0.75% of total assets
Diversified Bond	Limit Portfolio expenses to 0.75% of total assets
Equity	Limit Portfolio expenses to 0.75% of total assets
Flexible Managed	Limit Portfolio expenses to 0.75% of total assets
Government Income	Limit Portfolio expenses to 0.75% of total assets
High Yield Bond	Limit Portfolio expenses to 0.75% of total assets
Jennison	Limit Portfolio expenses to 0.75% of total assets
Money Market	Limit Portfolio expenses to 0.75% of total assets
Natural Resources	Limit Portfolio expenses to 0.75% of total assets
Small Capitalization Stock	Limit Portfolio expenses to 0.75% of total assets
Stock Index	Limit Portfolio expenses to 0.75% of total assets
Value	Limit Portfolio expenses to 0.75% of total assets
SP AIM Core Equity	Limit Portfolio expenses to 1.00% of total assets
SP Large-Cap Value	Limit Portfolio expenses to 0.90% of total assets
SP LSV International Value	Limit Portfolio expenses to 1.10% of total assets
SP Mid-Cap Growth	Limit Portfolio expenses to 1.00% of total assets
SP PIMCO High Yield	Limit Portfolio expenses to 0.82% of total assets
SP PIMCO Total Return	Limit Portfolio expenses to 0.76% of total assets
SP Prudential U.S. Emerging Growth	Limit Portfolio expenses to 0.90% of total assets
SP Small-Cap Growth	Limit Portfolio expenses to 1.15% of total assets
SP Small-Cap Value	Limit Portfolio expenses to 1.05% of total assets
SP Strategic Partners Focused Growth	Limit Portfolio expenses to 1.25% of total assets
SP T. Rowe Price Large-Cap Growth	Limit Portfolio expenses to 1.06% of total assets
SP William Blair International Growth	Limit Portfolio expenses to 1.24% of total assets

The section of the Prospectus entitled “Fees And Expenses Of The Portfolios” is hereby revised by deleting footnote (3) to the table titled “Class II Shares--Annual Fund Operating Expenses” and substituting new footnote (3) as set forth below:

(3) Effective as of July 1, 2006, Prudential Investments LLC has voluntarily agreed waive a portion of its management fee and/or limit total expenses (expressed as a percentage of total assets) for certain Portfolios of the Fund, as set forth in the table below. These expense limitations do not include the Rule 12b-1 fee and the

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administration fee applicable to Class II shares and may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
Equity	Limit Portfolio expenses to 0.75% of total assets
Jennison	Limit Portfolio expenses to 0.75% of total assets
Natural Resources	Limit Portfolio expenses to 0.75% of total assets
Value	Limit Portfolio expenses to 0.75% of total assets
SP Prudential U.S. Emerging Growth	Limit Portfolio expenses to 0.90% of total assets
SP Strategic Partners Focused Growth	Limit Portfolio expenses to 1.25% of total assets
SP William Blair International Growth	Limit Portfolio expenses to 1.24% of total assets

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